Exhibit 99.1

2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

Christopher & Banks Corporation

VOLUNTARILY FILES CHAPTER 11 BANKRUPTCY

~eCommerce Operations Continue to Operate~

Minneapolis, MN, January 14, 2021 – Christopher & Banks Corporation (OTC: CBKC), a specialty women’s apparel retailer, today announced that it has filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Company has filed customary motions with the Bankruptcy Court that will authorize, upon Bankruptcy Court approval, the Company’s ability to maintain operations in the ordinary course of business, including, among other things, the payment of employee wages and benefits without interruption, payment of suppliers and vendors in the normal course of business, and the use of cash collateral. These motions are typical in the Chapter 11 process and the Company anticipates that they will be approved shortly after the commencement of its Chapter 11 case.

Details on the Company’s Chapter 11 process and go-forward strategy are as follows:

●	The Company expects to close a significant portion, if not all, of its brick-and-mortar stores and, in connection therewith, the Company has launched a store closing and liquidation process. The Company, however, will continue to operate its business in the ordinary course in the near term; and

●	The Company is in active discussion with potential buyers for the sale of its eCommerce platform and related assets and expects to file the appropriate motion shortly.

As previously announced, on December 10, 2020, the Company engaged strategic advisors including B. Riley Securities Inc. to assist with management's evaluation and pursuit of available strategic alternatives.

Keri Jones, President and Chief Executive Officer, commented, “Since the start of the COVID pandemic, we have taken aggressive steps to protect our business while continuing to serve our customers in a healthy and safe environment. Despite the tremendous advancements we have made in executing our strategic plan, due to the financial distress resulting from the pandemic and its ongoing impact, we elected to initiate this process and pursue a potential sale of the business in whole or in part to position the Company for the future. I want to extend my deepest gratitude to our dedicated associates, loyal customers and supportive partners for their commitment to Christopher & Banks throughout these challenging times. ”

Additional details:

●	The Company’s restructuring counsel is Cole Schotz P.C., its financial advisor is BRG, LLC, and its investment banker is B. Riley Securities Inc.
●	Court filings and other documents related to the process are available at https://omniagentsolutions.com/ChristopherBanks

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based specialty retailer featuring exclusively designed privately branded women’s apparel and accessories. As of January 13, 2021, the Company operates 449 stores in 44 states consisting of 315 MPW stores, 76 Outlet stores, 31 Christopher & Banks stores, and 28 stores in its women’s plus size clothing division CJ Banks. The Company also operates the www.ChristopherandBanks.com eCommerce website.

Forward-Looking Statements

Certain statements in this press release and in our upcoming earnings conference call may constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to certain events that could have an effect on our future performance. The forward-looking statements relate to expectations concerning matters that are not historical facts and may use the words “will”, "expect", "anticipate", "plan", "intend", "project", "believe", “should”, "drive" "in order to" and similar expressions. Except for historical information, matters discussed in this press release or on our earnings conference call may be considered forward-looking statements.

These forward-looking statements are based largely on information currently available to our management and our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to a number of uncertainties and risks, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company's future performance and financial results to differ materially from those expressed or implied by the forward-looking statements. We cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, be achieved or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, the risk that the Company's exploration of strategic alternatives may not improve the Company's liquidity or financial position; the Company's ability to continue as a going concern; risks and uncertainties relating to the Chapter 11 process, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions filed in the Chapter 11 case, the effects of the Chapter 11 case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 case and the outcome of the Chapter 11 case in general, the length of time the Company will operate under the Chapter 11 case, risks associated with third party motions in the Chapter 11 case, the potential adverse effects of the Chapter 11 case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary in the Chapter 11 case, the Company’s ability to successfully implement planned store closures, and the Company’s ability to sell the eCommerce platform and other assets on favorable terms; the impact of the COVID-19 pandemic on the health and safety of the Company's associates, the Company's supply chain and operations, and customer demand for our merchandise; the magnitude and duration of shutdowns and other restrictions due to the COVID-19 pandemic; the Company's inability to make rent payments under the terms of its leases or to secure relief from its landlords for such payments, including the related impact on the Company's liquidity; the Company's inability to satisfy covenant requirements under its indebtedness and to make payments of principal and interest as they come due; fundamental shifts in the retail industry and the competitive environment; the ability to successfully implement and optimize our omni-channel retail strategy; changes in U.S. trade policies, including the imposition of tariffs on apparel or accessories or an escalation in the current trade war with China; our reliance on foreign sources of production; the actual or alleged failure of our suppliers or the factories they use to comply with applicable laws or follow acceptable labor practices; costs of raw materials, commodities, transportation or labor; a failure to attract, retain or recruit key personnel; our dependence on a single facility to conduct our operations and distribute our merchandise; and cyber security risks and our incurrence of additional expenses in order to mitigate such risks or respond to unauthorized access to our data. For additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from those contained in the Company's forward-looking statements, please refer to those factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K and in our subsequent Form 10-Q Reports. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

COMPANY CONTACT:
Richard Bundy
Senior Vice President, Chief Financial Officer
(763) 551-5000

INVESTOR RELATIONS CONTACT:
Jean Fontana
ICR, Inc.
(646) 277-1214